UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06111

The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ms. Elisa Estevez
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(877) 785-0376
Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period:  January 31, 2024

Item 1. Reports to Stockholders.

(a)

THE MEXICO EQUITY AND INCOME FUND, INC.

Semi-Annual Report
January 31, 2024

El Palacio de Bellas Artes  Mexico City, Mexico. CANVA. 2021

THE MEXICO EQUITY AND INCOME FUND, INC.

Semi-Annual Report
Table of Contents

1	Letter to Stakeholders

21	Relevant Economic Information

23	Allocation of Portfolio Assets

24	Schedule of Investments

27	Statement of Assets & Liabilities

28	Statement of Operations

29	Statements of Changes in Net Assets

30	Financial Highlights

31	Notes to Financial Statements

57	Additional Information

59	Dividends and Distributions

61	Results of Annual Stockholders Meeting

62	Privacy Policy

64	Management of the Fund

The Mexico Equity and Income Fund, Inc.
Report of Pichardo Asset Management (“PAM”),
the Investment Adviser.

Dear Stakeholder,

We are pleased to present The Fund’s Portfolio Management Report for the Semi-Annual period ending January 31, 2024. The geopolitical scene marks a trade war between America and China, alongside ongoing conflicts in Ukraine, the Middle East, and parts of Africa. Governments worldwide are shifting away from free markets and globalization, favoring industrial policy and protectionism. This report provides an overview of the Fund’s Return Attribution Analysis and short—and long-term performance. It also outlines a structural positive change outlook for the equity market and elaborates on the main topics of the two women candidates running their electoral campaigns for President.

The One-Year 2023 Equity Market’s U.S. Dollar Return
The MSCI -Mexico Index 2023 U.S. Total Dollar Return was 40.92%, ranked second of the highest U.S. Dollar returns in the developed and E.M. regions. The Fund registered a 32.95% Total Dollar Annual Return for the one year ended December 2023. Please see Exhibit 1 at end of the report.

Semi-Annual Fund’s Period Performance
The Fund’s Semi-Annual net per share asset value (“NAV”) increased 2.99 % in U.S. Dollars with a relative 105 basis points underperformance. Please see the Exhibit 2 below. The Fund’s return underscores the country’s financial stability and the Fund’s potential for growth. The Fund’s NAV volatility shown in Exhibit 2.1 & 2.2 below, referred to a risk/contagion from U.S.A. interest rates surging to levels not seen since 2008.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit 2.
Short & Long-Term Performance.

Please see the Return Attribution Analysis for the six-months period ending January 31, 2024, for an explanation of 419 basis points relative underperformance. Source: Bloomberg. Please See Exhibit 3.

Source: U.S. Bancorp Fund Services, LLC1; Bloomberg2; MSCI3.

**	On January 31, 2020, the Fund successfully completed the Tender Offer to purchase up to 67% of outstanding shares at 98% of the net asset value (“NAV”).
*	On October 12, 2021, the fund announced the results of its Opportunistic Rights Offering for 146% of outstanding shares at a subscription price of US $8.90 per common stock.

Performance data represents past performance; past performance does not guarantee future results.

The investment return and principal value of an investment will fluctuate so that the investor’s shares, when sold, may be worth more or less than their original cost. Performance data to the most recent month end may be obtained by calling U.S. Bancorp Fund Services, LLC, (414)765-4255, or by consulting the Fund’s web page: www.mxefund.com.

The Fund´s shares have traded in the market above (at a premium), at, and below (at a discount) the net asset value per share (NAV) since the commencement of the Fund´s operations. Generally, shares of closed-end investment companies, including those of the Fund, trade at a discount from NAV.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit 2.1
US10YT Yield Volatility not seen in previous 15+ years.

Source: PAM; Bloomberg.

Exhibit 2.2
Mexico 10Year M-Bono & Consumer Price Index.

Source: PAM; Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit 3.
Return Attribution Analysis

Source: PAM; Bloomberg.

The main reason for a 188-basis point negative attribution was the Fund’s underweight in the Financial Sector, mainly related to the 14.00% market capitalization weight of one individual high Beta stock, compared to a 4 % weight in the Fund’s Portfolio. This information helps stakeholders understand the factors influencing the Fund’s performance. The stock increased 25% during the second fiscal quarter of the Fund’s semi-annual period—Source: PAM; Bloomberg. Please see Exhibit 4. As part of our proactive approach, we strategically decided to lower the Financial Sector percentage weight from 12.00% to 6.00% in the second fiscal quarter of the Fund’s semi-annual period, coupled with anticipating the start of lowering interest rates from restrictive levels. The Fund’s gross asset overperformance is 70 basis points.

THE MEXICO EQUITY AND INCOME FUND, INC.

Source: PAM; Bloomberg.

Exhibit 4.

Source: PAM; Bloomberg.

Long-Term Equity Market Performance

Source: PAM; Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

We are pleased with the Fund’s 3-year performance after an opportunistic 67% tender offer in 2020; and 94.04% rights offering in 2021 with a cumulative US Dollar return of 58.79% from January 31, 2020, at the tender offer opportunity to the Fund’s Semi-Annual period, ended January 31, 2024. Source: US Bancorp.

Schedule of Investments

US $66.2 million at end	Schedule of Investment by Market Cap at end
January 31, 2024	January 31, 2024

Source: PAM & Bloomberg.

We have adhered the Fund to its investment strategy and restrictions for the semi-annual period ending January 31, 2024. And have maintained a prudent percentage weight in single individual stocks based on companies’ market cap size.

Mexico’s Investment Case

The economic activity growth, and the structural positive change for higher private consumption is driven by demographics. Credit growth has increased annually on average 12.4% for the previous three-year to December 2023, through government debt (distributive policy) business and consumer financing sources. See Exhibits 5 & 6, among other structural flows the country has started to benefit from, including tourism, and nearshoring besides the US$65 bn. per annum flows from Mexicans abroad. Source: CNBV; Banxico.

i)
The distributive economic policy and the minimum wage mass increase as well as the formalization of employment have started to structurally transform the approximately 59% consumption segment of the (“GDP”) Gross Domestic Product. (“INEGI”) National Institute of Statistics and Geography reports 650,000 new formal workers in 2023 compared to the 410,000 24-year average annual new formal workers (the prior six Presidential terms) presented in Exhibit 7 & 8.

ii)
“Bancarization” is also expected to accelerate its growth pace as the population has now access to free WIFI almost everywhere, and Fintech services, lower cost cell telephony service (Walmart providing 11 million low-cost Bait Cell Telephony, and easy credit at high cost.

THE MEXICO EQUITY AND INCOME FUND, INC.

iii)
The compulsory Pension System set up in 1997 with US$3.bn in May 1998, now reaches US$356 billion in assets under management as January 31, 2024, according to the (“CONSAR”) National Commission of the Pension System. Please see Exhibit 9.

iv)
The once-in-a-generation structural change named near or friend-or-allied shoring following the trade conflict between America and China resulted in approximately US$30bn+ in new investment registration—Source: Ministry of Economy. Please see Exhibit 10, 11 & 12.

Other flows

v)	Structural flows from Mexican workers abroad. Please see Exhibit 13.

vi)	The booming tourism spending after 2020. Please see Exhibit 14.

vii)	The government’s commitment to healthy public finances has also supported a strong currency. Please see Exhibit 15.

Fundamental Research

We continue to offer independent, active management with a disciplined in-house valuation. We search the Mexican Stock Exchange universe and exploit the market’s opportunities at frustrating companies’ financial quarters.

The upcoming June 2024 election in Mexico is the largest in the country’s history, and it will have significant implications for the stock market.

According to estimates from the “(INE”) National Electoral Institute, around 97 million citizens will cast ballots, including 20,708 positions in the federal and local contest, the Presidency, the complete reelection of Congress, and local elections to choose 31 state congresses, municipal governments in 30 states, and nine governorships, including Mexico City. Source: INE, Update date: March 18, 2024.

Two women stand out among the candidates: Claudia Sheinbaum, a highly educated individual focused on market stability, and Xóchitl Gálvez, a computer engineering graduate with a strong stance on security and environmental issues.

Sheinbaum’s key policy proposals include maintaining market stability and financial discipline; while Gálvez is focused on tackling insecurity, supporting health and environmental issues, proposing cooperation with the United States to combat the trafficking of weapons and drugs by establishing a binational customs agency, a collaborative effort with personnel from both countries; Galvez aims to streamline trade processes and enhance cross-border business opportunities. Jorge Alvarez Maines is the third paper candidate.

THE MEXICO EQUITY AND INCOME FUND, INC.

Final Remarks and Outlook

In 2023, the Mexican economy exhibited robust growth. However, it slowed markedly in 4Q’2023 because of the weakening of the three main sectors of the economy, after having exhibited dynamism in previous quarters.

Please see Macro Report at the Fund’s webpage: mxefund.com

Gross Domestic Product

Source: Banxico.

During the period covered by this Fund’s Semi-Annual report, both headline and core inflation were significantly below the peaks registered in the current inflationary episode, according to BANXICO, Central Bank.

At end of the Fund’s Semi-Annual Period, BANXICO, Central Bank highlights a moderation of world economic activity, advances in the disinflation process worldwide and financial and monetary conditions remain tight. The governing Board has left the reference rate unchanged at 11.25% and it has reaffirmed, through its actions and communication that its firm commitment is to achieve its price stability mandate.

The Mexican Equity market presents an attractive 10-year average 12-month forward Price-to-Earnings ratio of 12.9 times and Enterprise Value to EBITDA ratio of 6.1 times, as estimated by Bloomberg. These ratios imply a discount of 11.2% and 13.7%, to its 15-year average, respectively. Please see Exhibit 16, 17 & 18.

Mexico faces significant challenges in dealing with drug trafficking and upholding the rule of law, which are crucial issues for Mexican voters. Mr. Carlos Slim is proposing an increase of up to 25% in Gross Fixed Investment as a percentage of GDP, which we believe must promptly be aligned to the emerging near-shoring manufacturing opportunities and, in turn, be feasible for the next President to tackle the crime challenge in Mexico realistically.

THE MEXICO EQUITY AND INCOME FUND, INC.

As Ms. Jane Fraser, Citigroup President, stated at the Banamex Annual Convention in Mexico in March 2024, Mexico is reconfiguring global supply chains and trade and investment flows. Capital goods imports registered a sharp increase in 2023. Please see Exhibit 19.

Our primary investment goal is to continue to deliver globally competitive US Dollar annual returns to the Fund’s stakeholders.

With a relatively competitive track record of 32 years, we have successfully accompanied Mexican management through transformative business journeys, including geographical expansions and consistent compound annual growth in sales and asset returns over the past decades.

We are thankful to PAM’s dedicated senior personnel.

Sincerely,

Eugenia Pichardo	David Estevez
Senior Portfolio Manager	Analyst and Portfolio Manager

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit 1.
One-Year US Dollar Return Comparison; ended December 31, 2023.

Source: PAM; Bloomberg.

Exhibit 5.

Source: INEGI.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit 6.

Source: CNBV.

Exhibit 7.
The labor market continued exhibiting strength during 2023.

Source: INEGI.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit 8.

Source: Bloomberg.

Exhibit 9.

Source: CONSAR.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit 10.
Main Foreign subscription at the Ministry of Economy.
January-December 2023 – million US Dollar

Source: Ministry of Economy.

Exhibit 11.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit 12.
Share of U.S. Imports by Countries & Regions

Source: Scotiabank; Bloomberg.

Exhibit 13.

Source: INEGI.	Source: Banxico.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit 14.

Source: INEGI.

Exhibit 15.

Source: SHCP. Data beyond 2023 are estimates.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit 16.

Source: PAM; Bloomberg.

Exhibit 17.

Source: PAM; Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit 18.

MEXBOL Index Earnings & Valuation

Source: Bloomberg.

Exhibit 19.

Source: INEGI, The National Institute of Statistics and Geography

THE MEXICO EQUITY AND INCOME FUND, INC.

DISCLAIMER

The Mexico Equity and Income Fund, Inc. (“the Fund”) maintains a long-term capital appreciation investment objective through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings. The information and views provided herein represent the opinion of Pichardo Asset Management, not the Fund’s Board of Directors, and it does not intend to be a forecast of future events, a guarantee of future results, or investment advice. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future.

Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict.

Investors must carefully consider the Fund’s investment objectives, risks, charges, expenses and restrictions. The prospectus contains this and other important information about the investment company, which may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255. Read it carefully before investing.

All investments involve risk. Principal loss is possible. Investing in equities in Emerging markets involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulations and accounting standards, limited publicly available information, changes in taxation, periods of illiquidity, and other factors. These risks are more significant in emerging markets. Stocks of small-and-mid-capitalization companies involve greater volatility and less liquidity than larger-capitalization companies.

Investing in Foreign Securities

Investment in Mexican securities involves special considerations and risks that are not generally associated with investments in U.S. securities, including (1) relatively higher price volatility, lower liquidity, and the small market capitalization of Mexican securities markets; (2) currency fluctuations and the cost of converting Mexican pesos into U.S. dollars; (3) restrictions on foreign investment; (4) political, economic and social risks and uncertainties (5) higher rates of inflation and interest rates than in the United States. In addition, Mexican equity investments are in Mexican pesos. As a result, the Portfolio Securities must increase in market value at a rate over the rate of any decline in the peso’s value against the U.S. dollar to avoid a reduction in their equivalent U.S. dollar value.

The Fund may have a higher turnover rate, resulting in higher transaction costs and higher tax liability, which may affect returns.

Definitions

•
The stock’s net asset value (NAV) is the value of a fund’s assets minus its liabilities. The term “net asset value” is commonly used concerning closed-end funds and is used to determine the value of the assets held.

THE MEXICO EQUITY AND INCOME FUND, INC.

•
The market price of the ordinary share of a closed-end fund is determined in the open market by buyers and sellers and is the price at which investors may purchase or sell the common shares of a closed-end fund, which fluctuates throughout the day. The common share market price may differ from the Fund’s Net Asset Value; shares of a closed-end fund may trade at a premium to (higher than) or a discount to (lower than) NAV. The difference between the market price and NAV is a discount.

•	A basis point (bps) is one-hundredth of a percentage point (0.01%).

•
Premium/Discount: The share price of an investment trust can differ from the net asset value (NAV). If the current share price is above the NAV, the investment trust is said to be trading at a premium, i.e. it costs more to buy the shares than the underlying investments are worth. When the share price is below the NAV, this is known as trading at a discount.

•	MEXBOL, or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted index of the Mexican stock exchange’s leading stocks.

•
MSCI-Mexico Net Total Return Index: The Morgan Stanley Capital International Index Mexico is a free float capitalization-weighted index that tracks the Mexican Stock Market. One cannot invest directly in an index.

•	iShares MSCI Mexico: The iShares MSCI Mexico ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Mexican equities.

•	MSCI World: The MSCI World Index is a free-float weighted equity index.

•	MSCI EM Latin-America: The MSCI EM Latin America Index is a free-float weighted equity index.

•
MSCI EM Global: The MSCI EM (Emerging Markets) Index is a free-float weighted equity index that captures large and mid-cap representation across Emerging Markets (E.M.) countries. The index covers approximately 85% of each country’s free float-adjusted market capitalization.

•
Fitch Ratings: ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

•
BANXICO: Banco de Mexico is the Central Bank of Mexico. By constitutional mandate, it is autonomous in both its operations and management. Its primary function is to provide domestic currency to the Mexican economy, and its main priority is to ensure the stability of the domestic currency’s purchasing power.

•
Reference Rate: is an interest rate benchmark used to set other interest rates. Various types of transactions use different reference rate benchmarks, but the most common include the Fed Funds Rate, LIBOR, the prime rate, and the rate on benchmark U.S., among others.

•	INEGI: The National Institute of Statistics and Geography.

•	CONSAR: Comisión Nacional de Sistemas de Ahorro para el Retiro, the Borrower’s National Retirements Savings System Commission.

•	CNBV: The National Banking and Securities Commission (CNBV)

•
Gross Domestic Product (GDP): is the standard measure of the value added created through the production of goods and services in a country during a certain period. As such, it also measures the income earned from that production, or the total amount spent on final goods and services (less imports).

THE MEXICO EQUITY AND INCOME FUND, INC.

•	Remittances: money that is sent from one party to another. The term is most often used nowadays to describe a sum of money sent by someone working abroad to their family back home.

•
Foreign Direct Investment (FDI): Is an investment made by a company or individual in one country in business interests in another country, in the form of either establishing business operations or acquiring business assets in the other country, such as ownership or controlling interest in a foreign company.

•
Gross Fixed Investment Indicator (IIFB): Describes the net capital accumulation during an accounting period for a country. The term refers to additions of capital stock, such as equipment, tools, transportation assets and electricity.

•	Imports: An import is a good or service bought in one country that was produced in another. Imports and exports are the components of international trade.

•	Exports: Exports are goods and services that are produced in one country and sold to buyers in another. Exports, along with imports, make up international trade.

•
Forward PE Ratio: The regular P/E ratio is a current stock price over its earnings per share. The forward P/E ratio is a current stock’s price over its “predicted” earnings per share. If the forward P/E ratio is higher than the current P/E ratio, it indicates decreased expected earnings.

•	EV/EBITDA: Is a popular valuation multiple used in the finance industry to measure the value of a company. It is the most widely used valuation multiple based on enterprise value.

•
Attribution analysis: is a sophisticated method for evaluating the performance of a portfolio or fund manager. The method focuses on three factors: the manager’s investment style, their specific stock picks and the market timing of those decisions. It attempts to provide a quantitative analysis of the aspects of a fund manager’s investment selections and philosophy that lead to that fund’s performance.

•
Treasury Bond (T-Bond): Is a marketable, fixed-interest U.S. government debt securities with a maturity of more than 10 years. Treasury bonds make interest payments semiannually, and the income received is only taxed at the federal level.

•
M-Bond: Mexico Federal Government fixed-rate development bonds that are issued and placed at terms of over one year, pay interest every six months and their interest rate is determined at issue date and remains fixed all along the life of the bond.

•
Consumer Price Index (INPC): Is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food, and medical care. It is calculated by taking price changes for each item in the predetermined basket of goods and averaging them.

•
The Instituto Nacional Electoral (INE) is an autonomous, public agency responsible for organizing federal elections in Mexico, that is, those related to the election of the President of the United Mexican States, the members of the Congress of the Union as well as elections of authorities and representatives at local and state levels.

•
“Sigamos Haciendo Historia” (English: Let’s Keep Making History) is a centre-left to left-wing Mexican electoral coalition formed by the National Regeneration Movement (Morena), the Labor Party (PT), and the Green Ecologist Party of Mexico (PVEM), for the 2024 Mexican general election.

•
“Fuerza y Corazón por México” (English: Strength and Heart for Mexico), previously called the Broad Front for Mexico (Spanish: Frente Amplio por México), is a political alliance formed by three Mexican political parties: the National Action Party (PAN), Institutional Revolutionary Party (PRI), and Party of the Democratic Revolution (PRD).

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT ECONOMIC INFORMATION for the years ended December 31

Real Activity (billion US$)	2023	2022	2021	2020	2019
Real GDP Growth (y-o-y)	3.20%	3.10%	4.80%	-8.30%	-0.05%
Industrial Production (y-o-y)	1.20%	3.10%	6.71%	-3.15%	-0.83%
Trade Balance (US billions)	$-5.46	$-26.42	$-11.49	$34.48	$5.41
Exports (US billions)	$593.01	$578.19	$494.23	$417.67	$460.70
Export growth (y-o-y)	2.56%	16.90%	18.52%	-9.34%	2.22%
Imports (US billions)	$598.48	$604.61	$505.72	$383.19	$455.30
Import growth (y-o-y)	-1.02%	19.60%	32.05%	-15.84%	-1.94%

Financial Variables and Prices
28-Day CETES (T-bills)/Average	11.10%	7.66%	4.45%	5.30%	7.85%
Exchange rate (Pesos/US$)Average	17.73	20.11	20.29	21.47	19.25
Inflation IPC, 12 month trailing	4.66%	7.82%	7.36%	3.15%	2.83%

Mexbol Index
USD Return	40.87%	-1.09%	20.94%	-2.35%	12.05%
Market Cap- (US billions)	438.75	326.47	326.47	282.91	285.98
EV/EBITDA	5.34	x	5.65	x	7.29	x	8.42	x	7.37	x

Fund’s NAV & Common Share
Market Price Performance
NAV per share	32.95%	4.85%	-4.05%	-3.25%	8.48%
Share Price	30.97%	-1.57%	-8.42%	-16.03%	16.37%
MSCI Mexico Index	40.92%	-2.02%	22.53%	-1.85%	11.37%
iShares MSCI Mexico	40.36%	1.26%	20.30%	-3.05%	12.64%

Sources: Banamex, Banco de Mexico, Bloomberg, MSCI.

THE MEXICO EQUITY AND INCOME FUND, INC.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 1/31/2024

Net asset value returns	1 year	5 years	10 years
The Mexico Equity and Income Fund, Inc.	14.00%	5.33%	1.49%

Market price returns
The Mexico Equity and Income Fund, Inc.	13.21%	0.46%	-0.49%

Index returns
MSCI Mexico Index	18.19%	10.58%	2.97%

Share price as of 1/31/2024
Net asset value			$15.05
Market price			$11.07

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The MSCI Mexico Index is designed to measure the performance of the large and mid cap segments of the Mexican market.  With 24 constituents, the MSCI Mexico Index covers approximately 85% of the free float-adjusted market capitalization in Mexico.

THE MEXICO EQUITY AND INCOME FUND, INC.

Allocation of Portfolio Assets	January 31, 2024 (Unaudited)
(Calculated as a percentage of Total Investments)

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments	January 31, 2024 (Unaudited)

MEXICO – 87.95%	Shares	Value

COMMON STOCKS – 87.95%

Airlines – 3.11%
Controladora Vuela Compania de Aviacion, S.A.B. de C.V. – Series A (a)	2,577,363	$2,060,513

Airports – 6.73%
Grupo Aeroportuario del Pacifico, S.A.B. de C.V. – Series B	112,145	1,745,882
Grupo Aeroportuario del Sureste S.A.B. de C.V. – Series B	92,968	2,710,097
		4,455,979
Auto Parts & Equipment – 3.44%
Nemak, S.A.B. de C.V. (a)	9,361,589	2,279,003

Beverages – 12.59%
Arca Continental, S.A.B. de C.V.	438,136	4,978,176
Fomento Economico Mexicano, S.A.B. de C.V. – Series UBD	247,455	3,356,095
		8,334,271
Building Materials – 10.32%
Cemex, S.A.B. de C.V. – Series CPO (a)	6,224,489	5,171,553
Grupo Cementos de Chihuahua, S.A.B. de C.V.	143,796	1,660,653
		6,832,206
Communication Services – 13.35%
America Movil, S.A.B. de C.V. (a)	9,785,527	8,840,888

Construction and Infrastructure – 1.28%
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	64,184	631,529
Promotora y Operadora de Infraestructura, S.A.B. de C.V. – Series L	32,253	212,896
		844,425
Financial Groups – 5.63%
Grupo Financiero Banorte, S.A.B. de C.V. – Series O	253,398	2,577,338
Regional, S.A.B. de C.V.	124,306	1,153,757
		3,731,095
Food – 3.56%
Grupo Bimbo, S.A.B. de C.V. – Series A	516,204	2,354,957

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)	January 31, 2024 (Unaudited)

COMMON STOCKS (continued)	Shares	Value

Hotels, Restaurants, and Recreation – 2.63%
Alsea, S.A.B. de C.V. (a)	340,890	$1,332,148
Grupe, S.A.B. de C.V. (a)(b)(c)(d)	200,604	407,583
		1,739,731
Mining – 2.58%
Grupo Mexico, S.A.B. de C.V. – Series B	330,753	1,706,660

Railroads – 2.46%
GMexico Transportes, S.A.B. de C.V.	174,135	397,815
Grupo Traxion S.A.B. de C.V. (a)	674,894	1,232,819
		1,630,634
Real Estate Services – 3.30%
Corporacion Inmobiliaria Vesta, S.A.B. de C.V.	575,398	2,188,060

Retail – 16.97%
El Puerto de Liverpool, S.A.B. de C.V. – Series C1	312,922	2,198,081
Grupo Comercial Chedraui, S.A. de C.V.	504,423	3,409,614
Wal-Mart de Mexico, S.A.B. de C.V.	1,362,189	5,627,938
		11,235,633
TOTAL COMMON STOCKS (Cost $46,295,641)		58,234,055

CAPITAL DEVELOPMENT CERTIFICATES – 1.40%

Atlas Discovery Trust II (a)(b)(c)(d)	300,000	925,780
TOTAL CAPITAL DEVELOPMENT CERTIFICATES (Cost $2,147)		925,780

MEXICAN MUTUAL FUNDS – 2.02%

Scotiabankinverlat – Scotia Gubernamental, S.A. de C.V. S.I.I.D. (a)	4,737,642	1,340,339
TOTAL MEXICAN MUTUAL FUNDS (Cost $1,344,717)		1,340,339

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (concluded)	January 31, 2024 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS – 8.92%	Shares	Value

Macquarie Mexico Real Estate Management, S.A. de C.V.	1,187,924	$2,278,324
PLA Administradora Industrial, S. de R.L. de C.V.	1,129,754	2,420,128
Prologis Property Mexico, S.A. de C.V.	292,988	1,207,426
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,769,317)		5,905,878

UNITED STATES – 0.14%

INVESTMENT COMPANIES – 0.14%

Morgan Stanley Institutional Liquidity Funds –
Government Portfolio – Institutional Class, 5.212% (e)	90,571	90,571
TOTAL INVESTMENT COMPANIES (Cost $90,571)		90,571
TOTAL UNITED STATES (Cost $90,571)		90,571
Total Investments (Cost $52,502,393) – 100.43%		66,496,623
Liabilities in Excess of Other Assets – (0.43)%		(283,217)
TOTAL NET ASSETS – 100.00%		$66,213,406

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Illiquid securities. The total market value of these securities was $1,333,363, representing 2.01% of net assets.
(c)	Fair valued securities. The total market value of these securities was $1,333,363, representing 2.01% of net assets.
(d)	Level 3 securities. Value determined using significant unobservable inputs.
(e)	The rate shown represents the 7-day yield at January 31, 2024.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets & Liabilities	January 31, 2024 (Unaudited)

ASSETS:
Investments, at value (cost $52,502,393)	$66,496,623
Receivable for investment sold	963,814
Dividend receivable	7,163
Interest receivable	342
Foreign currency (cost $114)	114
Other Assets	18,133
Total Assets	67,486,189

LIABILITIES:
Payables:
Payable for securities purchased	1,119,868
Advisory	47,973
Audit	17,318
Director	11,019
Legal	11,291
Printing and mailing	8,581
Administration	14,440
NYSE	18,427
Custody	6,113
Fund accounting	7,311
CCO	5,495
Transfer Agent	4,947
Total Liabilities	1,272,783
Net Assets	66,213,406
Net Asset Value Per Common Share ($54,294,919 / 4,400,209)	$15.05

NET ASSETS CONSIST OF:
Common stock, $0.001 par value; 4,400,209 shares outstanding (98,144,872 shares authorized)	4,400
Paid-in capital	53,757,904
Total distributable earnings	12,451,102
Net Assets	$66,213,406

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations	For the Six Months Ended January 31, 2024 (Unaudited)

INVESTMENT INCOME
Dividends(1)	$1,224,305
Interest	1,489
Total Investment Income	1,225,794
EXPENSES AND FEES
Advisory (Note B)	278,437
Directors (Note B)	84,504
Administration (Note B)	44,364
Transfer Agent (Note B)	21,998
Fund accounting (Note B)	21,939
CCO (Note B)	33,170
Printing and mailing	19,724
Custodian (Note B)	18,702
Audit	17,300
Legal	14,183
Insurance	12,704
NYSE	8,486
Total Expenses	575,511
NET INVESTMENT INCOME	650,283
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments and foreign currency transactions	4,471,382
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,138,703)
Net gain from investments and foreign currency transactions	1,332,679
Net increase in net assets resulting from operations	$1,982,962

(1)	Net of $97,821 in dividend withholding tax.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the
	Six Months
	Ended	For the
	January 31, 2024	Year Ended
	(Unaudited)	July 31, 2023
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$650,283	$1,899,641
Net realized gain on investments and foreign currency transactions	4,471,382	2,460,197
Net change in unrealized appreciation (depreciation) in value
of investments and foreign currency transactions	(3,138,703)	15,326,147
Net increase in net assets resulting from operations	1,982,962	19,685,985

Distributions to Common Shareholders from:
Net dividends and distributions	(1,325,465)	—
Decrease in net assets resulting from distributions	(1,325,465)	—

Capital Share Transactions:
Proceeds from common stock sold through rights offering	—	—
Increase in net assets from capital share transactions	—	—

Total increase in net assets	657,497	19,685,985

Net Assets:
Beginning of year	65,555,909	45,869,924
End of year	$66,213,406	$65,555,909

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,	For the Year Ended July 31,
	2024
	(Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$14.90	$10.42	$14.43	$9.04	$11.03	$13.32
Net investment income (loss)	0.15	0.43	0.43	(0.18)	(0.08)	0.11
Net realized and unrealized gains (losses) on
investments and foreign currency transactions	0.30	4.05	(1.50)	5.57	(2.27)	(2.45)
Net increase (decrease) from
investment operations	0.45	4.48	(1.07)	5.39	(2.35)	(2.34)

Less: Distributions
Dividends from net investment income	(0.30)	—	—	—	(0.12)	0.00 (2)
Distributions from net realized gains	—	—	—	—	—	—
Total dividends and distributions	(0.30)	—	—	—	(0.12)	—

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase Program	—	—	—	—	—	0.01
Anti-dilutive effect of Tender Offer	—	—	—	—	0.48	0.04
Dilutive effect of Common
Share Rights Offering	—	—	(2.94)	—	—	—

Total capital share transactions	—	—	(2.94)	—	0.48	0.05

Net Asset Value, end of period	$15.05	$14.90	$10.42	$14.43	$9.04	$11.03

Per share market value, end of period	$11.07	$10.70	$7.88	$12.37	$7.72	$10.33
Total Investment Return Based on
Market Value, end of period(1)	6.22%	35.79%	-36.30%	60.23%	-24.50%	-9.38%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$66,213	$65,558	$45,870	$25,770	$16,158	$57,059
Ratios of expenses to average net assets:	1.86%	2.13%	2.32%	3.89%	2.61%	2.09%
Ratios of net investment income (loss)
to average net assets:	2.10%	3.43%	1.12%	-1.56%	-0.38%	0.79%
Portfolio turnover rate	67.49%	159.02%	153.01%	217.50%	372.66%	233.24%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the closing market price on the dividend ex-date. Total investment does not reflect brokerage commissions.

(2)	Less than 0.5 cents per share.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements	January 31, 2024 (Unaudited)

NOTE A:  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. Listed equity securities are valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the valuation time. If the security did not trade on the Primary Market, it shall be valued at the closing price on another comparable exchange where it trades at the valuation time.  If there are no such closing prices, the security shall be valued at the mean between the most recent highest bid and lowest ask prices at the valuation time. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates and sum of the parts methodology. The Fund has a Valuation Committee comprised of independent directors which oversees the valuation of portfolio securities. Any securities or other assets for which market quotations are not readily available are valued at their fair value pursuant to policies and procedures adopted pursuant to Rule 2a-5 under the 1940 Act.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

resulting allowances for uncollectible amounts are reflected currently in the determination of investment income. There was no allowance for uncollectible amounts at January 31, 2024.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Investment Objectives

The Fund’s investment objective is to seek high total return through capital appreciation and current income. There can be no assurance that the Fund’s objective will be achieved.

Investment Strategies

The Fund pursues its objective primarily by investing, under normal circumstances, at least 80% of the Fund’s assets in equity and convertible securities issued by Mexican companies and debt securities of Mexican issuers.

The Fund invests in equity securities, convertible securities and debt securities and may also invest in other securities such as capital development certificates, real estate investment trusts, mutual funds, exchange traded funds, preferred stocks, rights and warrants. The Fund may, without limitation, hold cash or invest in assets in money market instruments, including U.S. and non-U.S. government securities, high grade commercial paper and certificates of deposit and bankers’ acceptances issued by U.S. and non-U.S. banks.

The Adviser may invest the Fund’s cash balances in any investments it deems appropriate, subject to the restrictions set forth in below under “Fundamental Investment Restrictions” and as permitted under the

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

1940 Act. Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser’s recommendations and decisions are subjective.

The Fund may, in limited circumstances, hedge against a decline in the value of the Mexican peso.

The short-term instruments in which the Fund may invest include (a) obligations of the United States Government and the Mexican Government, including the agencies or instrumentalities of each (including repurchase agreements with respect to these securities); (b) bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of United States and Mexican banks denominated in U.S. dollars or pesos); (c) obligations of United States and Mexican companies that are rated no lower than A-2 by S&P or P-2 by Moody’s or the equivalent from another rating service or, if unrated, deemed to be of equivalent quality by the Adviser; and (d) shares of money market funds that are authorized to invest in (a) through (c).

Among the obligations of agencies and instrumentalities of the United States Government in which the Fund may invest are securities that are supported by the “full faith and credit” of the United States Government (such as securities of the Government National Mortgage Association), by the right of the issuer to borrow from the United States Treasury (such as those of the Export-Import Bank of the United States), by the discretionary authority of the United States Government to purchase the agency’s obligations (such as those of the Federal National Mortgage Association) or by the credit of the United States Government instrumentality itself (such as those of the Student Loan Marketing Association).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

Portfolio Investments

Common Stocks
The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment in short-term periods. Common stock prices fluctuate for many reasons, including adverse exogenous macro and systemic events, abrupt change in companies’ revenues due to commodity cycle or epidemic diseases, capital allocation, a period of disappointing financial reporting economics, fiscal, and monetary policies in the U.S.A, and Mexico.

Capital Development Certificates
Capital development certificates are hybrid instruments that may include debt and equity. Capital development certificates grant their holders the right to variable income arising from various projects and/or companies.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

Convertible Securities
Initially, the Fund’s management anticipated that the Fund would acquire convertible debt securities in privately negotiated transactions. However, because of the extremely limited number of convertible debt securities issued by Mexican companies, the Fund has not acquired convertible debt securities of Mexican companies for the last 25 years.  However, the Fund may acquire convertible debt securities in Mexican companies in the future if and when they become available. A convertible debt security is a bond, debenture or note that may be converted into or exchanged for, or may otherwise entitle the holder to purchase, a prescribed amount of common stock or other equity security of the same or a different Mexican company within a particular period of time at a specified price or formula. A convertible debt security entitles the holder to receive interest paid or accrued on debt until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible debt securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide for a fixed stream of income with generally higher yields than those of stocks of the same or similar issuers. Convertible debt securities rank senior to stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s stock. Given the volatility of the Mexican securities market and the pricing of securities in Mexico, a significant portion of the value of a Mexican convertible debt security may be derived from the conversion feature rather than the fixed income feature.

The Fund defines debt securities (other than convertible debt securities) to mean bonds, notes, bills and debentures. The Fund’s investments in debt securities of Mexican issuers include debt securities issued by private Mexican companies and by the Mexican Government and its agencies and instrumentalities. These debt securities may be denominated either in pesos or in U.S. dollars.

Corporate Bonds, Government Debt Securities and Other Debt Securities
The Fund may invest in corporate bonds, debentures and other debt securities or in investment companies which hold such instruments. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will invest in government debt securities. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

Exchange Traded Funds
The Fund may invest in Exchange Traded Funds (“ETFs”), which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Real Estate Investment Trusts
The Fund may invest in securities of Real Estate Investment Trusts (“REITs”). REITs are trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

Other Securities

Although it has no current intention do so to any material extent, the Fund may determine to invest the Fund’s assets in some or all of the following securities.

Forward Currency Contracts
The Fund may, in limited circumstances, hedge against a decline in the value of the Mexican peso. On March 19, 1995, Banco de Mexico approved the establishment of over-the-counter forward and option contracts in Mexico on the new peso between banks and their clients. Also, Banco de Mexico authorized the issuance and trading of futures contracts in respect of the new peso on the Chicago Mercantile Exchange (“CME”). Trading of new peso futures contracts began on the CME on April 25, 1995.

The Fund will conduct any forward currency exchange transactions, which are considered derivative transactions, only for hedging and not speculation. The risk of future currency devaluations and fluctuations should be carefully considered by investors in determining whether to purchase shares of the Fund. Although the Fund will value its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of pesos into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund’s dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities or in anticipation of receipt of dividend or interest payments. Position hedging is the purchase or sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency.

The Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such purchase or sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. If the Fund enters into a position hedging transaction, the custodian of the Fund’s assets being hedged will place cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

The Fund may enter into forward currency contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be. By entering into a forward contract for a fixed amount of U.S. dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend payment is declared, and the date on which such dividend or interest payment is to be received.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. The use of forward currency contracts does not eliminate fluctuation in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in currency transactions either on a spot or forward basis will vary with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer’s markup.

Certain provisions of the Code may limit the extent to which the Fund may enter into the foreign currency transactions described above. These transactions may also affect the character and timing of income, and the amount of gain or loss recognized by the Fund and its stockholders for U.S. federal income tax purposes.

Investment Companies
The Fund may invest in the securities of other investment companies (“underlying funds”), including those that invest a substantial portion of their assets in Mexican securities, to the extent permitted by, and subject to the conditions imposed by, the 1940 Act and the rules and regulations thereof. By investing in an investment company, the Fund bears a ratable share of the investment company’s expenses, as well as continuing to bear the Fund’s advisory and administrative fees with respect to the amount of the investment. Investment companies are subject to the risks of investing in the underlying securities. Under the 1940 Act, banks organized outside of the United States are deemed to be investment companies, although the SEC has adopted a rule which would permit the Fund to invest in the securities of foreign commercial banks, under certain circumstances, without regard to the percentage limitations of the 1940 Act.

The Fund may be subject to the risks of the securities and other instruments described herein through its own direct investments and indirectly through investments in the underlying funds, as those recently included in the “Bolsa”, named FIBRA E, (similar to a REIT in the U.S.) which corresponds to a Mexican mechanism to finance infrastructure, energy and long term projects, as well as private equity, regulated by the Comisión Nacional Bancaria y de Valores (corresponding SEC in the U.S.).

Illiquid Securities
Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have a low daily turnover or that trade on odd lots or trading-block among small and medium portfolio managers referred to as specialists but do not provide liquidity to trade at reasonable fair value.  Illiquid securities usually present a high spread between the bid and ask quotes. If the Fund sells an illiquid security during a period with adverse market conditions, the Fund might obtain a less favorable price. Illiquid securities also include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. The Fund may invest up to 15% of the value of its total assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance to policies and procedures adopted pursuant to Rule 2a-5 under the 1940 Act and periodically reviewed by the Board of Directors. At January 31, 2024 the Fund held 2.01% of its total net assets in illiquid positions.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

Rule 144A Securities
The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to the Fund’s pricing policy and guidelines adopted by the Board of Directors. The Board of Directors monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities.

Preferred Stocks
The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser may consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend -paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Warrants
The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

RISK FACTORS

An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal and non-principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. This section describes the risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Each risk summarized below is a risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may invest in securities of other investment companies (“underlying funds”). The Fund may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in the underlying funds.

Principal Risks

Investments in Foreign Securities Risks.
The Fund invests in the universe of Mexican securities market. Investing in Mexican securities presents political, regulatory and economic risks in some ways similar to those that face a re-emerging country and a developing county; and different in kind and degree from the risks presented by investing in the U.S. financial markets or any other fairly comparable emerging country in the Latin American region, pertaining

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

to the emerging market risk.  Some of these risks may include devaluation and/or appreciation of the exchange rate of the Mexican Peso, greater market price volatility, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. Unlike U.S. issuers which are required to comply GAAP accounting policy standards, Mexican issuers comply with mandatory regulation to IFR’s accounting standards and policies.  Additional risks of investing in foreign securities are detailed below.

Market Illiquidity, Volatility. Although one of the largest in Latin America by market capitalization, the Bolsa Mexicana de Valores, S.A. de C.V. (the “Mexican Stock Exchange” or “Bolsa”) is substantially smaller, less liquid and more volatile than the major securities markets in the United States. In addition, trading on the Mexican Stock Exchange is concentrated. Thus, the performance of the Mexican Stock Exchange, as further described below, may be highly dependent on the performance of a few issuers. Additionally, prices of equity securities traded on the Mexican Stock Exchange are generally more volatile than prices of equity securities traded on the New York Stock Exchange. The combination of price volatility and the relatively limited liquidity of the Mexican Stock Exchange may have an adverse impact on the investment performance of the Fund.

Market Corrections. Although less so in recent times, the Mexican securities market has been subject to periodic severe market corrections. A recent correction in the Bolsa’s Index occurred at the cancellation of the latest state of the ongoing art construction of a new airport by the new administration in Mexico starting in 2017. Due to the high concentration of investors, issuers and intermediaries in the Mexican securities market and the generally high volatility of the Mexican economy, the Mexican securities market may be subject to severe market corrections than more broadly based markets. As is the case with investing in any securities market, there can be no assurance that market corrections will not occur again.

The Mexican Economy. The Mexican economy was adversely impacted by the COVID-19 pandemic and its after-effects. Mexico’s Gross Domestic Product contracted by 8.3% year-over-year in 2020.  While preliminary data indicates the economy began to recover in the second half of 2020, the increase of COVID-19 cases worldwide and in Mexico makes it difficult to forecast if the recovery pace will persist. In addition, though Mexico’s vaccination process has already started, it is unclear how fast the government can acquire and distribute the vaccines. In the past, the Mexican economy has experienced peso devaluations, significant rises in inflation and domestic interest rates and other economic instability and there can be no assurance that it will not experience such instability in the future.

Common Stock Risk. The Fund invests in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and riskier than some other forms of investments. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Convertible Securities Risk. The Fund may acquire convertible debt securities in Mexican companies. A convertible debt security is a bond, debenture or note that may be converted into or exchanged for, or may otherwise entitle the holder to purchase, a prescribed amount of common stock or other equity security of the same or a different Mexican company within a particular period of time at a specified price or formula. A convertible debt security entitles the holder to receive interest paid or accrued on debt until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible debt securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide for a fixed stream of income with generally higher yields than those of stocks of the same or similar issuers. Convertible debt securities rank senior to stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s stock. Given the volatility of the Mexican securities market and the pricing of securities in Mexico, a significant portion of the value of a Mexican convertible debt security may be derived from the conversion feature rather than the fixed income feature.

The value of a convertible security, including, for example, a warrant, is a function of its investment value (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its conversion value (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Small and Medium Capitalization Company Risk. The Fund may invest in securities without regard to market capitalization. Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large capitalization companies, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate.

Market Risk.  Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. On October 7, 2023, Hamas launched a significant attack on Israel from the Gaza Strip. The extent and duration of the Israel-Hamas war and any related economic and market impacts are impossible to predict but may be significant and may negatively impact the global economy. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

The Coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to have entered an endemic stage, significant outbreaks or new variants present a continued risk to the global economy.

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”). Because the market price of the Shares is determined by factors such as relative supply of and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Adviser’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and may be difficult to predict, and may not result in a favorable pricing opportunity for the Fund. The Adviser’s sector allocation and stock selection decisions might produce losses or cause the Fund to underperform its benchmark or underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employment of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Real Estate Investment Trust (“REIT”) Risk. Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

The Fund’s investment in REITs may include an additional risk to Stockholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to Stockholders may also include a nontaxable return of capital. Stockholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a Stockholder’s basis in the Fund shares, such Stockholder will generally recognize capital gain.

Exchange Traded Funds Risk. The Fund may invest in exchange-traded funds, which are investment companies that, in some cases, aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Shares of Other Investment Companies. The Fund may invest in shares of other investment companies as a means to pursue the Fund’s investment objective. As a result of this policy, your cost of investing will generally be higher than the cost of investing directly in the underlying investment company shares. You will indirectly bear fees and expenses charged by the underlying investment companies in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Restricted or Illiquid Securities Risks. The Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time. The Fund may invest in securities that are subject to restrictions on resale, such as Rule 144A securities. Rule 144A securities are securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers under Rule 144A under the Securities Act of 1933. Under the supervision of the Board of Directors, the Adviser will determine whether securities purchased under Rule 144A are illiquid. If it is determined that qualified institutional buyers are unwilling to purchase these securities, the percent of Fund assets invested in illiquid securities would increase.

Issuer Specific Changes Risk. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Non-Principal Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Anti-Takeover Provisions Risk. The Fund’s Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

Borrowing Risks. The Fund is not restricted from borrowing money from banks or other financial institutions to purchase securities, commonly referred to as “leveraging.” In the event the Fund does engage in such borrowing activities, the Fund’s exposure to fluctuations in the prices of these securities is increased in relation to the Fund’s capital. Fund borrowing activities will exaggerate any increase or decrease in the Fund’s net asset value. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the Fund’s investment performance compared with what it would have been without borrowing. Leverage, including borrowing, may cause the Fund to be more volatile than if it had not been leveraged.

Changes in Policies Risk. The Fund’s Directors may change the Fund’s investment objective, investment strategies and non-fundamental investment restrictions without stockholder approval, except as otherwise indicated.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

Credit Risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities. These lower rated securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Defensive Position Risk. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

High Portfolio Turnover Rate Risk. The Fund’s portfolio management may result in high turnover rates which may increase short-term capital appreciation and increase brokerage commission costs. If the Fund has a higher portfolio turnover rate, then the Fund’s performance could be negatively impacted due to the increased expenses incurred as a result of the higher brokerage commissions. Rapid portfolio turnover also exposes stockholders to a higher current realization of capital gains and this could cause stockholders to pay higher taxes. For the Fund’s most recent six months ended January 31, 2024, the portfolio turnover rate was 67.49%.

Initial Public Offerings Risks. The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

Preferred Stock Risk. The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Fund’s Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

Summary of Fair Value Exposure at January 31, 2024. The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.

The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of January 31, 2024:

	Level 1	Level 2*	Level 3*	Total
Equity
Airlines	$2,060,513	$—	$—	$2,0605,513
Airports	4,455,979	—	—	4,455,979
Auto Parts and Equipment	2,279,003	—	—	2,279,003
Beverages	8,334,271	—	—	8,334,271
Building Materials	6,832,207	—	—	6,832,207
Capital Development Certificates	—	—	925,780	925,780
Communication Services	8,840,888	—	—	8,840,888
Construction and Infrastructure	844,425	—	—	844,425
Financial Groups	3,731,095	—	—	3,731,095
Food	2,354,957	—	—	2,354,957
Hotels, Restaurants, and Recreation	1,332,148	—	407,583	1,739,731
Mining	1,706,660	—	—	1,706,660
Railroads	1,630,634	—	—	1,630,634
Real Estate Services	2,188,060	—	—	2,188,060
Retail	11,235,632	—	—	11,235,632
Total Equity	$57,826,472	$—	$1,333,363	$59,159,835
Mexican Mutual Funds	$1,340,339	$—	$—	$1,340,339
Real Estate Investment Trusts	$5,905,878	$—	$—	$5,905,878
Short-Term Investments	$90,571	$—	$—	$90,571
Total Investments	$65,163,260	$—	$1,333,363	$66,496,623

*	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Capital
	Common	Development
Category	Stock	Certificates
Balance as of July 31, 2023	$430,679	$2,263,261
Acquisitions	—	—
Dispositions	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(23,095)	(1,337,481)
Balance as of January 31, 2024	$407,584	$925,780
Change in unrealized appreciation/depreciation during
the period for Level 3 investments held at January 31, 2024	$(23,095)	$(1,337,481)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of January 31, 2024:

	Fair Value			Impact to
	January 31,	Valuation	Unobservable	valuation from an
	2024	Methodologies	Input(1)	increase to input	Range
Common Stock	$407,584	Lower of Market	Liquidity	Significant changes in	30%
		Comparables or	Discount	the liquidity discount
		bid/ask		would have resulted in
direct and proportional
changes in the fair
value of the security.

Capital	$925,780	Market	Liquidity	Significant changes in	15%
Development		Comparables/Sum	Discount	the liquidity discount
Certificates		of the Parts		would have resulted in
		Valuation(2)		direct and proportional
changes in the fair
value of the security.

(1)
In determining certain of these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments.

(2)
For the Sum of the Parts valuation, the valuation provides a range of values for a company’s equity by aggregating each of its business units (private and public) and arriving at a single total enterprise value.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

Disclosures about Derivative Instruments and Hedging Activities
The Fund did not invest in derivative securities or engage in hedging activities during the period ended January 31, 2024.

Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020-2022), or expected to be taken in the Fund’s 2023 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributed to foreign currency loss reclassifications and net operating loss.  For the year ended July 31, 2023, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Total distributable earnings (accumulated losses)	$(129,312)
Paid-in Capital	129,312

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

(ii)
purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended July 31, 2023 and July 31, 2022 were as follows:

Distributions paid from:	7/31/23	7/31/22
Ordinary Income	$—	$—
Long-Term Capital Gain	—	—
Total	$—	$—

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

As of July 31, 2023, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$49,719,296
Gross tax unrealized appreciation on investments	17,544,779
Gross tax unrealized depreciation on investments	(2,269,343)
Net tax unrealized appreciation (depreciation) on investments	15,275,436
Unrealized appreciation/depreciation on foreign currency	(4,957)
Undistributed ordinary income	2,097,370
Undistributed long-term capital gains	—
Total distributable earnings	2,097,370
Other accumulated losses	$(5,574,244)
Total accumulated earnings	$11,793,605

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2023, for book and tax purposes, relates primarily to the deferral of losses related to wash sales and PFIC’s.

At July 31, 2023, the Fund had tax basis capital losses which may be carried forward to offset future short term and long term capital gains indefinitely in the amount of $0.00 and $5,574,244, respectively.  To the extent that the Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward. During the year ended July 31, 2023, the Fund utilized short term and long term capital loss carryforwards of $12,077 and $2,218,826, respectively.

Under current tax law, capital losses and late-year ordinary losses realized after October 31 and December 31 respectively, may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund did not defer any post-October capital losses. At July 31, 2023, the Fund did not defer any late-year ordinary losses.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser is paid a base fee, accrued daily at the annual rate of 1.00%, subject to a performance fee adjustment which increases or decreases the fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”) 12 month rolling average. The fee adjustment will be calculated using a monthly adjustment rate that is based upon the Fund’s relative performance to the Index. The base fee and performance fee adjustment are calculated on net assets and are calculated and paid monthly. The performance adjustment rate will be positive (resulting in an upward fee adjustment) for each percentage

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

point, or portion thereof, that the investment performance of the Fund exceeds the investment performance of the Index for the performance period multiplied by three (3) and will be negative (resulting in a downward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Index exceeds the investment performance of the Fund for the performance period multiplied by three (3).  Determinations of the performance adjustment rate (positive or negative) will be made in increments of 0.01% of differential performance.  As an example, if the Fund’s performance for the preceding 12 months exceeds the performance of the Index by 1.00%, the performance adjustment rate would be 3 x 0.01, which would result in a monthly fee equal to an annual rate of 1.03%. The performance adjustment rate will be limited to a 0.15% fee adjustment, positive or negative.

For the six months ended January 31, 2024, the Fund’s investment performance ranged from (1.4)% to (8.6)% below the investment performance of the Index.  Accordingly, for the six months ended January 31, 2024 the net investment advisory fee consisted of the base fee of $309,044 and a net downward performance fee adjustment of $(30,607).

Effective December 9, 2021, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $30,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically. As additional annual compensation, the Chairman of the Fund will receive $3,750, the Audit Committee Chairman and Valuation Committee Chairman will receive $2,250, and the Nomination Committee Chairman will receive $1,500. Effective April 1, 2020, the Board approved the CCO’s annual compensation in the range of $45,000 to $72,000. Ms. Stephanie Darling receives annual compensation in the amount of $60,000 for serving the Fund as Chief Compliance Officer (“CCO”).  In addition, the Fund reimburses the directors and CCO for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund. Fund Services also serves as the Fund’s Accountant (the “Fund Accountant”). Fund Services served as the Transfer Agent through February 5, 2023. On February 6, 2023, Equiniti Trust Company LLC initiated services as the new Transfer Agent. U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $43,319,383 and $42,277,923 respectively, for the six months ended January 31, 2024.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2024 (Unaudited)

At January 31, 2024 approximately 88.0% of the Fund’s net assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D:  CAPITAL STOCK

During the six months ended January 31, 2024, there were no shares of common stock repurchased under the guidelines set forth in the Fund's stock repurchase program.

The Fund completed an offering to issue up to 100% of the Fund’s shares outstanding at 92.5% of the volume weighted average market price per share for the three consecutive trading days ending on the trading day after the Expiration Date on October 8, 2021. At the expiration of the offer on October 8, 2021, a total of 2,613,746 rights were validly exercised.

The Fund announced on December 12, 2019 that it was offering to purchase up to 65% of common shares outstanding of the Fund at 98% of the net asset value NAV per common share as determined at the close of business on January 31, 2020. At the expiration of the offer on January 31, 2020, a total of 3,385,135 shares or approximately 65.46% of the Fund’s outstanding common shares were validly tendered. As the total number of shares tendered exceeded the number of shares the Fund offered to purchase and in accordance with rules of the Securities and Exchange Commission allowing the Fund to purchase additional shares not to exceed 2% of the Fund’s outstanding shares (approximately 103,432 shares) without amending or extending the offer, the Fund elected to purchase all 3,385,135 shares validly tendered at a price of $12.02 per share (98% of NAV of $12.27) or $40,689,323.

During the year ended July 31, 2019, the Fund purchased 38,364 shares of capital stock in the open market at a cost of $434,544. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.79%.

The Fund announced on January 11, 2019 that it was offering to purchase up to 25% of common shares outstanding of the Fund at 99% of the net asset value (“NAV”) per common share on February 15, 2019. At the expiration of the offer on February 15, 2019, a total of 4,892,653 shares or approximately 70.95% of the Fund’s outstanding common shares were validly tendered. As the total number of shares tendered exceeded the number of shares the Fund offered to purchase pursuant to the Offer, on a pro-rated basis, approximately 35.23% of the Fund’s shares tendered by each tendering shareholder were accepted for payment. There were 1,723,866 shares accepted for payment at a price of $11.58 per share (99% of the NAV per common share of $11.70) or $19,962,368.

Share Repurchase

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (concluded)	January 31, 2024 (Unaudited)

NOTE E:  RECENT MARKET EVENTS

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While several countries, including the U.S., have begun to lift public health restrictions in efforts to reopen their respective economies, the outbreak of the Delta variant has led to the renewal of health mandates by local governments and businesses, reduced hiring efforts by employers, event cancellations and additional travel restrictions, supply chain shortages, cessation of return-to-office plans and an overall economic slowdown. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time.  Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

NOTE F:  SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued. No material events or transactions occurred subsequent to January 31, 2024 that would require recognition or disclosure in these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information	January 31, 2024 (Unaudited)

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-877-785-0376 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The filing will be available, upon request, by calling 1-877-785-0376. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In December 2023, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

NOTE 4:  INFORMATION ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (concluded)	January 31, 2024 (Unaudited)

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2023 was 0.00%. (unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%. (unaudited)

The Fund designates 0.00% of dividends declared for the fiscal year ended July 31, 2023 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003. (unaudited)

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions	January 31, 2024 (Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by American Stock Transfer and Trust Company, the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o Ms. Marianela Patterson, 6201 15th Ave, Brooklyn, NY 11219. Dividends and distributions with respect to shares of the Fund’s Common Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable in the Fund’s Common Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (concluded)	January 31, 2024 (Unaudited)

next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual
Stockholders Meeting	January 31, 2024 (Unaudited)

The Fund’s Annual Stockholders meeting was held on December 15, 2023, at the offices of U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), 2020 E. Financial Way, Suite 100, Glendora, CA 91741. As of October 18, 2023, the record date, outstanding shares of common stock were 4,400,209. Holders of 3,294,449 common shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on one proposal. The stockholders elected one Director to the Fund’s Board of Directors. The following table provides information concerning the matters voted on at the meeting:

1.	Election of Directors
		Shares Voted	% Voted
	Phillip Goldstein
	For	2,378,192	72.00%
	Against	896,018	27.00%
	Withheld	20,239	1.00%

Required Vote for Adoption of Proposals

Proposal 1 to elect one Class I Director to the Fund’s Board of Directors required the affirmative vote of a majority of votes cast at the Meeting by the holders of the Fund’s common stock voting in person or by proxy on such Proposal, provided a quorum is present.

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy	January 31, 2024 (Unaudited)

FACTS	WHAT DOES THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”),
AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to
credit bureaus	Yes	No
For our marketing purposes –
to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes –
information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (414) 516-1514

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (concluded)	January 31, 2024 (Unaudited)

What we do
Who is providing this notice?	The Mexico Equity and Income Fund, Inc. (the “Fund”)
How does the Fund, and the	To protect your personal information from unauthorized access and use,
Fund’s service providers, on the	we and our service providers use security measures that comply with
Fund’s behalf, protect my	federal law. These measures include computer safeguards and secured
personal information?	files and buildings.
How does the Fund, and the	We collect your personal information, for example, when you:
Fund’s service providers, on	• open an account
the Fund’s behalf, collect my	• provide account information
personal information?	• give us your contact information
• make a wire transfer
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund	January 31, 2024 (Unaudited)

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of five individuals, whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that the Fund is not part of a fund complex.

Additional information about the Directors and Officers of the Fund is included in the Fund’s most recent Proxy Statement.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Gerald Hellerman	1937	Director	2022* /	Managing Director of	Trustee, High Income
615 E. Michigan Street			Since 2001	Hellerman Associates	Securities Fund;
Milwaukee, WI 53202				(a financial and corporate	Director, Swiss
				consulting firm) since 1993	Helvetia Fund, Inc.;
				(which terminated activities	Director, Special
				as of December 31, 2013).	Opportunities
Fund, Inc.; Trustee,
Fiera Capital
Series Trust
(until 2023);
Trustee, Crossroads
Liquidating Trust
(until 2020);
Director,
MVC Capital
(until 2020).

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (continued)	January 31, 2024 (Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Phillip Goldstein	1945	Chairman	2023* /	Since its inception in 2009,	Chairman, High
615 E. Michigan Street			Since 2000	Mr. Goldstein has been a	Income Securities
Milwaukee, WI 53202				Partner in Bulldog Investors,	Fund; Director, Swiss
				LLP, the investment advisor	Helvetia Fund, Inc.;
				of Special Opportunities	Director, Brookfield
				Fund, Inc. and separately-	DTLA Fund Office
				managed accounts.	Trust Investor;
				He is also a Partner in Ryan	Chairman, Special
				Heritage, LLP; a Principal	Opportunities Fund,
				of the former general	Inc.; Trustee,
				partner of several private	Crossroads
				investment partnerships in	Liquidating Trust
				the Bulldog Investors	(until 2020);
				group of private funds;	Director,
				and a Principal of the	MVC Capital, Inc.
				managing general partner	(until 2020).
of Bulldog Investors
General Partnership.

Glenn Goodstein	1963	Director	2022* /	Investment Advisor	None
615 E. Michigan Street			Since 2001	Representative, The
Milwaukee, WI 53202				Investment House, LLC;
held numerous executive
positions with Automatic
Data Processing until 1996.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (continued)	January 31, 2024 (Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Rajeev Das	1968	Director	2024* /	Since 2004, Mr. Das has	Trustee, High Income
615 E. Michigan Street			Since 2001	been a Principal and the	Securities Fund.
Milwaukee, WI 53202				Head Trader of Bulldog
Investors, LLP, the investment
adviser to the Special
Opportunities Fund, Inc.,
and separately managed
accounts. Principal of Ryan
Heritage, LLP. Secretary of
the Swiss Helvetia Fund.
Vice President of Special
Opportunities Fund, Inc.

Richard Abraham	1955	Director	2024* /	Since 1998, Mr. Abraham	None
615 E. Michigan Street			Since 2015	has been self employed as
Milwaukee, WI 53202				a securities trader.

Stephanie Darling	1970	Chief	Indefinite /	General Counsel and Chief	None
615 E. Michigan Street		Compliance	Since 2020	Compliance Officer of
Milwaukee, WI 53202		Officer		Bulldog Investors, LLP and
Ryan Heritage, LLP;
Chief Compliance Officer
of Swiss Helvetia Fund, Inc.,
High Income Securities Fund,
and Special Opportunities
Fund, Inc.; Principal, the Law
Office of Stephanie Darling;
Editor-in-Chief, The
Investment Lawyer.

Maria Eugenia Pichardo	1950	President	Indefinite /	Portfolio Manager of the	None
Andres Bello No. 45 – 22 Floor			Since 2004	Fund since the Fund’s
Col. Chapultepec Polanco				Inception; President and
Del. Miguel Hidalgo				General Partner, Pichardo
Mexico, CDMX (D.F.),				Asset Management, S.A. de
C.P. 11560				C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979-2002.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (concluded)	January 31, 2024 (Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Luis Calzada	1965	Secretary	Indefinite /	Portfolio Administration	None
Andres Bello No. 45 – 22 Floor			Since 2022	& Compliance
Col. Chapultepec Polanco				Pichardo Asset Management
Mexico, CDMX (D.F.),				S.A. de C.V.
C.P. 11560

Elisa Estevez	1991	Chief	Indefinite /	Corporate Risk	None
Andres Bello No. 45 – 22 Floor		Financial	Since 2021	Management, Pichardo
Col. Chapultepec Polanco		Officer		Asset Management
Mexico, CDMX (D.F.),				S.A. de C.V.
C.P. 11560

*
In accordance with the Fund’s Articles of Incorporation, the terms of the Fund’s Board of Directors are staggered.  The Board of Director’s are divided into three classes:  Class I, Class II and Class III, each having a term of three years.  Each year the term of office of one Class expires.  The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
Andres Bello No. 45 – 22 Floor
Col. Chapultepec Polanco
Del. Miguel Hidalgo
Mexico, CDMX (D.F.), C.P. 11560

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Transfer Agent:
Equiniti Trust Company LLC
6201 15th Avenue
Brooklyn, NY 11219

Fund Administrator
and Fund Accountant:
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Richard Abraham
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman

THE MEXICO EQUITY AND INCOME FUND, INC.

Monumento a La Independencia Mexico City, Mexico. CANVA. 2021

http://www.mxefund.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
8/1/23 - 8/31/23	0	$0.00	0	0
9/1/23 - 9/30/23	0	$0.00	0	0
10/1/23 - 10/31/23	0	$0.00	0	0
11/1/23 - 11/30/23	0	$0.00	0	0
12/1/23 - 12/31/23	0	$0.00	0	0
1/1/24 - 1/31/24	0	$0.00	0	0
Total	0	$0.00	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Mexico Equity and Income Fund, Inc.

By (Signature and Title)*       /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, Principal Executive Officer

Date    April 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, Principal Executive Officer

Date    April 1, 2024

By (Signature and Title)*       /s/ Elisa Estevez
Elisa Estevez, Principal Financial Officer

Date    April 1, 2024